UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

KRISPY KREME DOUGHNUTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 17, 2014.

KRISPY KREME DOUGHNUTS, INC.

KRISPY KREME DOUGHNUTS, INC.
370 KNOLLWOOD STREET
WINSTON-SALEM, NC 27103

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 11, 2014
Date: June 17, 2014 Time: 9:00 A.M.
Location:	Marriott Hotel Hearn Grand Ballroom 425 North Cherry Street Winston-Salem, North Carolina 27101

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 3, 2014 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  è  XXXX XXXX XXXX   (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the Directors listed in Proposal 1.

1.	ELECTION OF CLASS III DIRECTORS

Nominees:

	01)	C. Stephen Lynn
	02)	Michael H. Sutton
	03)	Lizanne Thomas

The Board of Directors recommends you vote FOR Proposals 2 and 3.

2.	Advisory approval of the compensation of our named executive officers as disclosed in our 2014 Proxy Statement.

3.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for its fiscal year ending February 1, 2015.

NOTE:

THIS IS NOT A BALLOT. YOU CANNOT VOTE BY RETURNING THIS NOTICE.

To vote your shares, you must vote online or request a paper copy of the materials to receive a proxy card. If you wish to attend and vote at the meeting, please see the proxy statement for additional information.

Why Krispy Kreme has changed the way we deliver your proxy statement and annual report, and what it means to you

Dear Shareholder,

This year we have distributed proxy materials to some of our shareholders over the Internet by sending them the enclosed Notice of Internet Availability of Proxy Materials (the “Notice”) that explains how to access our proxy statement and annual report, and how to vote online. This new process provides shareholders with our proxy statement and annual report primarily by making them available on the Internet. This electronic posting replaces the mailing of a traditional printed proxy and annual report. This “e-proxy” process, which was approved by the SEC in 2007, expedites our shareholders’ receipt of these materials, lowers the costs of proxy solicitation, and reduces the environmental impact of our annual meeting. Many other companies have transitioned to this more contemporary way of distributing annual meeting materials.

If you prefer to receive paper or e-mail copies, however, we will be happy to deliver these materials to you in printed or electronic form.  The Notice contains information about how you can request paper or e-mail copies at no cost to you.

The Notice provides details about the online posting of our proxy materials. It also has instructions for voting online, by mail, or in person.

Sincerely,

Darryl R. Marsch
Secretary

Reviewing Materials

A The area of the notice shown in Box A (see bottom of page) provides a list of our proxy materials available for your review. You may view these online (see Box B), or you may request that we send paper or e-mail copies to you (see Box C).

B The area of the notice shown in Box B (see bottom of page) provides the website where you can review our proxy materials online. To view the materials online, have the information that is printed in the box marked by the arrow and visit www.proxyvote.com.

C This section describes how to request printed copies of our proxy materials. You may request printed copies by communicating your preference via the Internet, telephone, or e-mail.

Voting

You are encouraged to review all of the important information contained in the proxy materials before voting. You may vote in person, by Internet, or by mail, as explained in “How To Vote,” which appears on the enclosed notice just below the section depicted at the bottom of this page.

If you elect to receive a printed copy of the proxy materials via the instructions in Box C, you will receive a voting instruction form in paper format as well and can vote by returning the form through the mail. Or, after receiving paper copies of the materials and voting instruction form, you may choose to vote your shares via the Internet.

Attending the Meeting

If you plan to attend the meeting, please following the instructions under “Proxy Solicitation and General Information — Admission to Annual Meeting” in the proxy statement. If you would like to vote your shares at the meeting, you must bring valid picture identification and obtain either an admission ticket or proof of ownership from your bank, broker, or other institution and bring it with you to hand in with your ballot.